UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 23, 2006

MCNAB CREEK GOLD CORP.

(Exact name of registrant as specified in its charter)

Nevada

(State of Incorporation)

000-50978

(Commission File Number)

98-0343710

(I.R.S. Employer Identification Number)

Suite 1128, 789 West Pender Street

Vancouver, B.C.  V6C 1H2

(Address of principal executive offices)

(604) 669-9330

(Registrant's telephone Number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01 – Other Events

By shareholders’ and directors’ consent resolutions dated May 16, 2006, the Registrant forward split its 1,787,960 issued and outstanding common shares on a one for 20 basis, resulting in the Registrant having 35,759,200 issued and outstanding common shares.  The Registrant’s forward split was effective May 19, 2006.

Section 9 - Financial Statements and Exhibits

Item 9.01 - Financial Statements and Exhibits

(a)

Financial Statements of Business(es) Acquired

Not Applicable

(b)

Pro forma Financial Information

Not Applicable

(c)

Exhibits

None

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:

May 23, 2006

McNab Creek Gold Corp.

Per:

/s/Kenneth Townsend

Kenneth Townsend,

President, C.E.O. and Director